UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2020

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Pricing of Private Placement of Common Stock

On December 22, 2020, Transphorm, Inc. (the “Company”) announced the pricing of a private placement to certain eligible investors of 5,000,000 shares of the Company’s common stock (the “Shares”) at a purchase price of $3.00 per Share (the “Private Placement”).

On December 22, 2020, in connection with the pricing of the Private Placement, the Company entered into a Placement Agent Agreement with Loop Capital Markets LLC as representative of the placement agents listed on Schedule C thereto (the “Placement Agents”), pursuant to which the Placement Agents agreed to act as the Company’s placement agents for the Private Placement.

The Placement Agents did not purchase or sell any Shares, nor are they required to arrange the purchase or sale of any minimum number or dollar amount of Shares. The Placement Agents agreed to use their reasonable best efforts to arrange for the sale of all of the Shares being offered in the Private Placement. As compensation for their services, the Placement Agents will receive (a) a cash fee equal to 7% of the purchase price of the Shares sold in the Private Placement to investors that are not existing investors in the Company, subject to certain exclusions agreed between the Placement Agents and the Company, and (b) warrants to purchase that number of shares of the Company’s common stock equal to 3% of the aggregate number of Shares sold in the Private Placement, at an initial exercise price of $3.30 per share, with an exercise period of five years. The Company has also agreed to reimburse certain expenses of the Placement Agents up to $50,000.

The foregoing summary of the Placement Agent Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On December 22, 2020, the Company issued a press release announcing the pricing of the Private Placement. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement between the Company and Loop Capital Markets LLC, dated December 22, 2020
99.1	Press release dated December 22, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: December 22, 2020	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer